ENDOVASC, INC. 8-K 08-18-2005
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 16, 2005

                                 ENDOVASC, INC.
          (Exact Name of Small Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                000-28371                             76-0512500
       (Commission File Number)          (IRS Employer Identification No.)

              550 CLUB DRIVE, SUITE 440
                  MONTGOMERY, TEXAS                             77316
        (Address of Principal Executive Offices)              (Zip Code)

                                 (936) 582-5920
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_]  Written  communications  pursuant to Rule 425 under the Securities Act

     [_]  Soliciting  material  pursuant to Rule 14a-12 under the Securities Act

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [_] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Endovasc, Inc., announced today that the Company has retained McConnell & Jones LLP as its registered independent accountants to perform the Company's annual and financial control audits, including quarterly reports.

McConnell & Jones LLP is a certified public accounting firm based in Houston, TX. The experienced team at McConnell & Jones LLP serves a diverse section of businesses, state and local government agencies, and nonprofit organizations through a combination of assurance services that includes audits, review examinations and compilations.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are filed as an exhibit to this report.

EXHIBIT                      DESCRIPTION
-------   -----------------------------------------------------
16.1*     Endovasc press release dated August 16, 2005




                                           ENDOVASC, INC.

                                          (Registrant)
Date: August 18, 2005                     /s/ Diane Dottavio

                                     By:  ------------------------------
                                          (Signature)

                                   Name:  Diane Dottavio
                                   Title: President and Chief Executive Officer